UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2021

GLOBAL CLEAN ENERGY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, par value $0.001 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2021, Global Clean Energy Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”), which will, effective at 8:00 a.m. Eastern Time on March 26, 2021, implement a 1-for-10 reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Amendment provides that at the effective time of the reverse stock split, each ten shares of the Company’s issued and outstanding Common Stock will be automatically combined and converted into one share of Common Stock.  The Amendment stock will not change in the par value per share or the total number of authorized shares.

The reverse stock split will affect all shares of Common Stock outstanding immediately prior to the effective time of the reverse stock split, as well as the number of shares of Common Stock available for issuance under the Company’s equity incentive plans. In addition, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon the conversion of outstanding convertible securities (including the Company’s Series B Convertible Preferred Stock) or upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the reverse stock split.

No fractional shares shall be issued in connection with the reverse stock split. No certificates representing fractional shares of Common Stock shall be issued in connection with the reverse stock split and all certificates that otherwise would represent fractional shares shall be rounded up to the next whole share.

The Common Stock will begin trading on the OTCQB Venture Market on a split-adjusted basis when the market opens on March 26, 2021. The new CUSIP number for the Common Stock following the reverse stock split is 378989206.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.Other Events.

On March 25, 2021, the Company issued a press release announcing the reverse stock split.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

3.1Certificate of Amendment of Certificate of Incorporation of Global Clean Energy Holdings, Inc.

99.1Press release issued on March 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2021	By: /s/ Richard Palmer Richard Palmer Chief Executive Officer